UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07245
Morgan Stanley Balanced Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: January 31, 2010
Date of reporting period: July 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Balanced Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended July 31, 2009

Total Return for the 6 Months Ended July 31, 2009

Lipper Mixed-
				Russell	Barclays	Asset Target
				1000®	Capital U.S.	Allocation
				Value	Government/	Growth
Class A	Class B	Class C	Class I	Index[1]	Credit Index[2]	Funds Index[3]
15.64%	15.16%	15.18%	15.82%	18.73%	3.95%	19.64%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the six-month period ended July 31, 2009, the market continued to move higher from its March low. In fact, the second quarter of 2009 marked the first positive quarterly return in the broad market (as measured by the S&P 500® Index) since the third quarter of 2007. We saw the first signs of downward pressure on the market moderating somewhat in December of 2008. But sentiment quickly worsened again in early 2009 based on the combination of dismal fourth quarter corporate earnings reported in January, downward revision of the fourth quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally. Given the market’s extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. During this period inflation concerns also began to resurface — driven largely by the federal government’s spending proposals, increased oil prices, and importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

Improving news on the corporate front including enhanced profitability at some of the large banks, consolidations in the pharmaceuticals industry and improving retail sales bolstered investors’ confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts’ subdued expectations.

Finally, policy actions announcements on the margin were positively received and began to make an impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove “toxic” assets from banks’ portfolios.

In June, market performance was relatively flat with rising commodity prices and high unemployment rates tempering investors’ earlier enthusiasm. However, in July, the rally resumed as corporate earnings reports were better than expected across a broad range of industries.

In the context of this six-month period, the large-cap value universe, as represented by the Russell 1000® Value Index, rose 18.73 percent.

By comparison, the fixed income universe in which the Fund invests, as represented by the Barclays Capital U.S. Government/Credit Index, returned 3.95 percent during the period. After rallying strongly in 2008 amid the flight to quality, the Treasury sector turned in the worst performance of the fixed income market in the period under review. Yields rose across the Treasury yield curve, with long maturities experiencing the greatest increases.

Growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the FDIC’s Temporary Liquidity Guarantee Program, helped the government agency sector to perform well during the reporting period.

Corporate credit spreads began to narrow in 2009, particularly in the financials sector which was the most beaten down sector in late 2008. Although financials outperformed both industrials and utilities in recent months, the sector continues to lag over longer periods and spreads still remain wider than historical averages. Within the corporate credit market as a whole, renewed investor risk appetite led lower-quality issues to outperform higher-quality issues. In terms of issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record.

Performance Analysis

All share classes of Morgan Stanley Balanced Fund underperformed the Russell 1000® Value Index (the “Russell Index”) and the Lipper Mixed-Asset Target Allocation Growth Funds Index and outperformed the Barclays Capital U.S. Government/Credit Index (the “Barclays Index”) for the six months ended July 31, 2009, assuming no deduction of applicable sales charges.

In the stock portfolio, performance relative to the Russell Index was dampened by stock selection and an overweight position in the financials sector. In 2009, and especially since March, financial stocks have rebounded from their earlier dramatic decline. The Fund has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics — and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Fund’s underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence. In addition, the portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

The materials sector also detracted from relative results, primarily due to the Fund’s underweight position. Within the sector, the portfolio emphasized metals and mining companies and had no exposure to the raw materials companies that performed strongly during the period.

Other investments offset some of the relative underperformance. The Fund benefited on a relative basis from stock selection in the energy sector. We have increased the Fund’s position in the sector over the past several months by adding to existing positions in the portfolio, as well as purchasing energy stocks that focused on exploration and production. These companies saw increased demand for their equipment and services, as rising oil prices encouraged more exploration and drilling. The portfolio also benefited from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting the risk/reward scales in our favor.

The technology sector also added to relative gains. The Fund’s overweight in the sector amplified the sector’s strong performance during the period. Additionally, the portfolio held an internet stock that we believe exhibits characteristics more like that of a retailer. A new management team has helped the company increase revenues and cut costs, which helped its share price appreciate during the period.

Stock selection in the consumer staples sector was another positive contributor. In particular, the Fund held a global food, personal care and home care company that also performed well as a result of new management improving the company’s operations.

Within the fixed income portfolio, the Fund’s corporate credit positioning helped performance relative to the Barclays Index. Overweights in the banking, food and beverage, insurance, and media segments benefited relative performance, as these sectors saw significant spread tightening and therefore were some of the best performing sectors for the period. However, the Fund’s focus on higher quality corporate bonds during the period modestly detracted from the relative performance of the credit position, as higher quality issues underperformed lower quality issues during the period.

The agency debenture sector benefited from the growing acceptance of the newer FDIC-backed bank issues and as a result, the Fund’s agency holdings, which included FDIC- backed issues, had a positive impact on relative performance. In our view, these FDIC-backed securities offered attractive value and were compelling substitutes for Fannie Mae and Freddie Mac debentures.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 07/31/09
U.S. Treasury Securities	11.8%
JPMorgan Chase & Co.	5.1
Marsh & McLennan Companies, Inc.	2.3
Verizon Communications, Inc.	2.1
Federal National Mortgage Association	2.1
eBay Inc.	2.0
Occidental Petroleum Corp.	1.9
Cadbury PLC (ADR) (United Kingdom)	1.9
Time Warner, Inc.	1.8
Viacom, Inc. (Class B shares)	1.8

PORTFOLIO COMPOSITION as of 07/31/09++
Common Stocks	69.8%
U.S. Government Agencies & Obligations	14.9
Corporate Bonds	12.6
Short-Term Investments	1.7
Mortgage-Backed Securities	0.5
Foreign Government Obligations	0.4
Asset Backed Security	0.1

++Does not include open long/short futures contracts with an underlying face amount of $19,868,357 with net unrealized depreciation of $87,480. Also does not include open swap contracts with an unrealized depreciation of $988 and options written with a value of $531.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 60 percent of its assets in common stocks and securities convertible into common stocks and at least 25 percent of its assets in fixed-income securities. Within these limitations, the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended July 31, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 07/28/97)		(since 03/28/95)		(since 07/28/97)
Symbol	BGRAX		BGRBX		BGRCX		BGRDX
1 Year	–10.40%[4]		–11.12%[4]		–11.17%[4]		–10.26%[4]
	–15.10	[5]	–15.47	[5]	–12.04	[5]	—

5 Years	1.88	[4]	1.09	[4]	1.11	[4]	2.10	[4]
	0.79	[5]	0.76	[5]	1.11	[5]	—

10 Years	2.03	[4]	1.41	[4]	1.26	[4]	2.27	[4]
	1.48	[5]	1.41	[5]	1.26	[5]	—

Since Inception	3.67	[4]	3.14	[4]	5.78	[4]	3.90	[4]
	3.20	[5]	3.14	[5]	5.78	[5]	—

Gross Expense Ratio	1.10		1.85		1.85		0.85

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Mixed-Asset Target Allocation Growth Funds Index as of the date of this report.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/09 – 07/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			02/01/09 –
	02/01/09	07/31/09	07/31/09
Class A
Actual (15.64% return)	$1,000.00	$1,156.40	$6.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.84	$6.01
Class B
Actual (15.16% return)	$1,000.00	$1,151.60	$10.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$9.74
Class C
Actual (15.18% return)	$1,000.00	$1,151.80	$10.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$9.74
Class I
Actual (15.82% return)	$1,000.00	$1,158.20	$5.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.08	$4.76

@	Expenses are equal to the Fund’s annualized expense ratios of 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (69.7%)
	Aerospace & Defense (0.8%)
15,500	General Dynamics Corp.	$858,545
13,210	Raytheon Co.	620,210

		1,478,755

	Air Freight/Couriers (0.5%)
13,200	FedEx Corp.	895,488

	Apparel/Footwear Retail (0.4%)
44,500	Gap, Inc. (The)	726,240

	Auto Parts: O.E.M. (0.6%)
28,200	Autoliv, Inc.	1,009,842

	Beverages: Non-Alcoholic (0.3%)
12,520	Coca-Cola Co. (The)	623,997

	Cable/Satellite TV (1.9%)
150,669	Comcast Corp. (Class A)	2,238,941
34,515	Time Warner Cable Inc.	1,141,066

		3,380,007

	Casino/Gaming (0.0%)
4,685	Fitzgeralds Gaming Corp. (g)	0

	Chemicals: Major Diversified (1.5%)
31,750	Bayer AG (ADR) (Germany)	1,944,688
34,500	Dow Chemical Co. (The)	730,365

		2,675,053

	Computer Communications (1.3%)
107,680	Cisco Systems, Inc. (b)	2,370,037

	Computer Peripherals (0.2%)
20,760	EMC Corp. (b)	312,646

	Computer Processing Hardware (1.4%)
57,322	Hewlett-Packard Co.	2,482,043

	Department Stores (0.7%)
85,500	Macy’s, Inc.	1,189,305

	Drugstore Chains (0.9%)
49,100	Walgreen Co.	1,524,555

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Electric Utilities (3.2%)
94,656	American Electric Power Co., Inc.	$2,930,550
1,100	Edison International	35,552
15,758	Entergy Corp.	1,265,840
33,790	FirstEnergy Corp.	1,392,148

		5,624,090

	Electronic Equipment/Instruments (0.9%)
67,800	Agilent Technologies, Inc. (b)	1,574,316

	Electronic Production Equipment (1.0%)
27,100	ASML Holding N.V. (NY Registered Shares) (Netherlands)	704,871
33,888	Lam Research Corp. (b)	1,018,673

		1,723,544

	Electronics/Appliances (1.1%)
69,580	Sony Corp. (ADR) (Japan)	1,945,457

	Financial Conglomerates (4.4%)
189,488	JPMorgan Chase & Co.	7,323,711
83,425	Mizuho Financial Group, Inc. (ADR) (Japan)	392,098

		7,715,809

	Food: Major Diversified (0.8%)
54,810	Unilever N.V. (NY Registered Shares) (Netherlands)	1,490,832

	Food: Specialty/Candy (1.9%)
85,869	Cadbury PLC (ADR) (United Kingdom)	3,394,402

	Home Improvement Chains (1.7%)
113,400	Home Depot, Inc. (The)	2,941,596

	Household/Personal Care (0.9%)
41,470	Estee Lauder Cos., Inc. (The) (Class A)	1,511,167

	Industrial Conglomerates (4.2%)
144,200	General Electric Co.	1,932,280
53,916	Ingersoll-Rand PLC (Class A) (Bermuda) (b)	1,557,094
25,150	Siemens AG (ADR) (Germany)	1,998,922
63,027	Tyco International Ltd. (Luxembourg)	1,904,676

		7,392,972

	Insurance Brokers/Services (2.3%)
201,610	Marsh & McLennan Cos., Inc.	4,116,876

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Integrated Oil (4.6%)
31,300	BP PLC (ADR) (United Kingdom)	$1,566,252
16,366	ConocoPhillips	715,358
30,940	Exxon Mobil Corp.	2,177,867
19,100	Hess Corp.	1,054,320
50,600	Royal Dutch Shell PLC (ADR) (United Kingdom)	2,663,584

		8,177,381

	Investment Banks/Brokers (1.0%)
100,860	Schwab (Charles) Corp. (The)	1,802,368

	Investment Managers (0.2%)
5,600	State Street Corp.	281,680

	Major Banks (2.9%)
108,700	Bank of America Corp.	1,607,673
28,300	BB&T Corp.	647,504
11,800	Comerica, Inc.	281,312
69,716	KeyCorp	402,958
42,301	Mitsubishi UFJ Financial Group, Inc. (ADR) (Japan) (Note 4)	262,266
41,178	PNC Financial Services Group	1,509,585
10,300	Sumitomo Mitsui Financial Group, Inc. (Japan)	440,845

		5,152,143

	Major Telecommunications (1.8%)
99,595	Verizon Communications, Inc.	3,194,012

	Media Conglomerates (3.4%)
111,225	Time Warner, Inc.	2,965,259
131,186	Viacom Inc. (Class B) (b)	3,038,268

		6,003,527

	Medical Distributors (0.6%)
29,900	Cardinal Health, Inc.	995,670

	Medical Specialties (1.7%)
115,740	Boston Scientific Corp. (b)	1,243,048
46,007	Covidien Ltd. (Bermuda)	1,739,525

		2,982,573

	Miscellaneous Commercial Services (0.1%)
4,900	Cintas	123,382

	Miscellaneous Manufacturing (0.7%)
36,600	Dover Corp.	1,244,766

	Motor Vehicles (0.5%)
37,163	Harley-Davidson, Inc.	839,884

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Oil & Gas Production (4.2%)
52,500	Anadarko Petroleum Corp.	$2,530,500
23,170	Devon Energy Corp.	1,345,945
48,060	Occidental Petroleum Corp.	3,428,600

		7,305,045

	Oilfield Services/Equipment (1.1%)
31,120	Schlumberger Ltd. (Netherlands Antilles)	1,664,920
8,500	Smith International, Inc.	213,605

		1,878,525

	Other Consumer Services (2.0%)
166,740	eBay Inc.	3,543,225

	Packaged Software (0.2%)
21,461	Symantec Corp. (b)	320,413

	Personnel Services (1.0%)
19,501	Manpower, Inc.	935,073
30,800	Robert Half International, Inc.	763,532

		1,698,605

	Pharmaceuticals: Major (4.5%)
22,640	Abbott Laboratories	1,018,574
108,910	Bristol-Myers Squibb Co.	2,367,703
50,800	Pfizer, Inc.	809,244
55,740	Roche Holdings Ltd. (ADR) (Switzerland)	2,191,418
58,610	Schering-Plough Corp.	1,553,751

		7,940,690

	Precious Metals (1.6%)
21,200	Freeport-McMoRan Copper & Gold, Inc. (b)	1,278,360
38,190	Newmont Mining Corp.	1,579,157

		2,857,517

	Property – Casualty Insurers (2.8%)
45,001	Chubb Corp. (The)	2,078,146
53,743	Travelers Cos., Inc. (The)	2,314,711
9,400	Transatlantic Holdings, Inc.	444,714

		4,837,571

	Regional Banks (0.2%)
27,529	First Horizon National Corp.	352,922

	Restaurants (0.8%)
77,355	Starbucks Corp. (b)	1,369,184

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

NUMBER OF
SHARES					VALUE
	Semiconductors (0.9%)
85,926	Intel Corp.				$1,654,071

	Total Common Stocks (Cost $137,181,923)				122,654,183

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE

	Corporate Bonds (12.6%)
	Accident & Health Insurance (0.1%)
$90	Travelers Cos., Inc.	5	.80%	05/15/18	95,894
20	Travelers Cos., Inc.	5.90		06/02/19	21,586

					117,480

	Advertising/Marketing Services (0.1%)
100	WPP Finance UK (United Kingdom)	8.00		09/15/14	106,719

	Aerospace & Defense (0.2%)
50	Boeing Co. (The)	4.875		02/15/20	50,615
65	Boeing Co. (The)	6.00		03/15/19	71,339
151	Systems 2001 Asset Trust -144A (Cayman Islands) (a)	6.664		09/15/13	151,232

					273,186

	Agricultural Commodities/Milling (0.1%)
80	Archer-Daniels-Midland Co.	5.45		03/15/18	85,519
30	Bunge Ltd. Finance Corp.	8.50		06/15/19	33,249

					118,768

	Banking (0.1%)
55	Capital One Financial Co.	7.375		05/23/14	59,686
110	Kreditanstalt fuer Wiederaufbau (Germany)	4.875		06/17/19	117,353

					177,039

	Beverages: Alcoholic (0.2%)
80	Diageo Capital PLC (United Kingdom)	5.75		10/23/17	85,697
35	Diageo Capital PLC (United Kingdom)	7.375		01/15/14	40,244
150	FBG Finance Ltd. – 144A (Australia) (a)	5.125		06/15/15	144,055

					269,996

	Beverages: Non-Alcoholic (0.1%)
115	Coca-Cola Inc. (The)	4.875		03/15/19	120,849

	Biotechnology (0.1%)
80	Amgen Inc.	5.70		02/01/19	87,380

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$65	Amgen Inc.	5	.85%	06/01/17	$71,142
95	Boigen Idec Inc.	6.875		03/01/18	100,665

					259,187

	Brewery (0.1%)
110	Anheuser-Busch Inbev Worldwide Inc. – 144A (a)	7.20		01/15/14	122,378

	Cable/Satellite TV (0.1%)
200	Comcast Corp.	5.70		05/15/18	213,108
20	Cox Communications, Inc. – 144A (a)	8.375		03/01/39	25,070

					238,178

	Chemicals: Agricultural (0.0%)
45	Monsanto Co.	5.125		04/15/18	47,750
35	Potash Corp. of Saskatchewan Inc. (Canada)	6.50		05/15/19	39,001

					86,751

	Chemicals: Major Diversified (0.1%)
95	E.I. du Pont de Nemours & Co.	6.00		07/15/18	105,211

	Computer Communications (0.1%)
100	Cisco Systems Inc.	4.95		02/15/19	105,236
25	Cisco Systems Inc.	5.90		02/15/39	26,661

					131,897

	Computer Processing Hardware (0.1%)
90	Hewlett-Packard Co.	4.75		06/02/14	96,250
50	Hewlett-Packard Co.	5.50		03/01/18	54,169

					150,419

	Computer Software & Equipment (0.0%)
40	Microsoft Corp.	4.20		06/01/19	40,431

	Containers/Packaging (0.0%)
40	Sealed Air Corp. – 144A (a)	7.875		06/15/17	42,304

	Discount Stores (0.1%)
40	Wal-Mart Stores, Inc.	4.125		02/01/19	39,550
200	Wal-Mart Stores, Inc.	4.25		04/15/13	209,121
5	Wal-Mart Stores, Inc.	6.20		04/15/38	5,599
5	Wal-Mart Stores, Inc.	6.50		08/15/37	5,826

					260,096

	Drugstore Chains (0.1%)
258	CVS Pass-Through Trust – 144A (a)	6.036		12/10/28	239,607

	Electric Utilities (1.1%)
55	Alabama Power Co.	5.80		11/15/13	60,363
95	CenterPoint Energy Resources, Corp.	6.25		02/01/37	78,489

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$55	CenterPoint Energy Resources, Corp. (Series B)	7	.875%	04/01/13	$59,297
95	Detroit Edison Co. (The)	6.125		10/01/10	98,614
150	E. ON International Finance BV – 144A (Netherlands) (a)	5.80		04/30/18	160,302
120	Electricite de France – 144A (France) (a)	6.50		01/26/19	137,390
85	FPL Group Capital Inc.	6.00		03/01/19	93,947
35	Georgia Power Co.	6.00		11/01/13	38,804
120	Ohio Edison Co.	6.40		07/15/16	129,197
110	Ohio Power Co, (Series K)	6.00		06/01/16	115,467
50	PacifiCorp	5.50		01/15/19	54,107
90	PECO Energy Supply LLC	5.35		03/01/18	94,565
95	PPL Energy Supply LLC	6.30		07/15/13	101,702
25	PPL Energy Supply LLC	6.50		05/01/18	26,578
155	Progress Energy, Inc.	7.05		03/15/19	178,033
10	Public Service Co. of Colorado	5.80		08/01/18	11,010
75	Public Service Co. of Colorado	6.50		08/01/38	88,341
85	Public Service Electric & Gas Co. (Series B)	5.00		01/01/13	89,521
85	Texas Eastern Transmission L.P.	7.00		07/15/32	91,677
70	Union Electric Co.	6.70		02/01/19	76,005
160	Virginia Electric & Power Co.	8.875		11/15/38	226,154

					2,009,563

	Electrical Products (0.1%)
115	Cooper US, Inc.	5.25		11/15/12	123,188
65	Emerson Electric Co.	4.875		10/15/19	66,837
20	Emerson Electric Co.	5.00		04/15/19	20,658

					210,683

	Electronic Components (0.1%)
115	Koninklijke Philips Electronics N.V. (Netherlands)	5.75		03/11/18	120,341

	Electronic Equipment/Instruments (0.1%)
90	Xerox Corp.	6.35		05/15/18	90,133

	Electronic Production Equipment (0.0%)
65	KLA-Tencor Corp.	6.90		05/01/18	63,027

	Electronics/Appliances (0.1%)
130	LG Electronics Inc. – 144A (South Korea) (a)	5.00		06/17/10	130,761

	Finance (0.1%)
105	BP Capital Markets PLC (United Kingdom)	4.75		03/10/19	108,685
100	Pearson Dollar Finance Two PLC – 144A (United Kingdom) (a)	6.25		05/06/18	100,148

					208,833

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Finance/Rental/Leasing (0.1%)
$35	American Express Credit Corp	8	.125%	05/20/19	$38,738
170	Nationwide Building Society – 144A (United Kingdom) (a)	4.25		02/01/10	169,850

					208,588

	Financial Conglomerates (0.7%)
155	American Express Credit Corp.	7.30		08/20/13	165,600
80	Brookfield Asset Management Inc. (Canada)	7.125		06/15/12	78,982
135	Citigroup Inc. (Note 4)	5.875		05/29/37	107,347
155	Citigroup Inc. (Note 4)	6.125		11/21/17	142,766
130	Citigroup Inc. (Note 4)	6.125		05/15/18	119,225
225	JPMorgan Chase & Co.	4.75		05/01/13	235,238
230	JPMorgan Chase & Co.	6.00		01/15/18	243,970
70	Principal Financial Group, Inc.	8.875		05/15/19	78,732
80	Prudential Financial Inc. (Series MTN)	6.625		12/01/37	71,177

					1,243,037

	Food Retail (0.2%)
40	Delhaize America, Inc.	9.00		04/15/31	50,195
70	Delhaize Group (Belgium)	5.875		02/01/14	73,337
70	Kroger Co. (The)	5.00		04/15/13	72,669
20	Kroger Co. (The)	6.40		08/15/17	21,867
90	McDonalds Corp.	5.70		02/01/39	92,279
5	McDonalds Corp.	6.30		10/15/37	5,581

					315,928

	Food: Major Diversified (0.3%)
120	ConAgra Foods, Inc.	7.00		10/01/28	129,047
25	ConAgra Foods, Inc.	8.25		09/15/30	30,596
80	General Mills, Inc.	5.65		02/15/19	86,388
80	Kraft Foods Inc.	6.125		08/23/18	87,859
5	Kraft Foods Inc.	6.75		02/19/14	5,624
95	Kraft Foods Inc.	6.875		01/26/39	108,675
45	Kraft Foods Inc.	7.00		08/11/37	52,121

					500,310

	Gas Distributors (0.2%)
90	NiSource Finance Corp.	1	.231(e)	11/23/09	89,438
120	NiSource Finance Corp.	6.80		01/15/19	119,256
100	Questar Market Resources	6.80		04/01/18	99,836

					308,530

	Home Improvement Chains (0.1%)
155	Home Depot, Inc.	5.40		03/01/16	160,018

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Household/Personal Care (0.0%)
$40	Procter & Gamble Co. (The)	4	.60%	01/15/14	$42,805
15	Procter & Gamble Co. (The)	4.70		02/15/19	15,500
20	Procter & Gamble Co. (The)	5.55		03/05/37	21,651

					79,956

	Industrial Conglomerates (0.4%)
655	General Electric Co.	5.25		12/06/17	664,997
100	Honeywell International Inc.	5.30		03/01/18	106,918

					771,915

	Industrial Machinery (0.1%)
105	Parker Hannifin Corp. (Series MTN)	5.50		05/15/18	110,277

	Information Technology Services (0.1%)
100	IBM Corp.	7.625		10/15/18	122,421

	Insurance Brokers/Services (0.0%)
100	Farmers Exchange Capital – 144A (a)	7.05		07/15/28	72,781

	Integrated Oil (0.2%)
75	Chevron Corp.	4.95		03/03/19	79,852
230	ConocoPhillips	5.20		05/15/18	241,979
55	ConocoPhillips	5.75		02/01/19	60,373

					382,204

	International Banks (0.1%)
100	UBS AG/Stamford Ranch (Series DPNT) (Switzerland)	5.875		12/20/17	96,163

	Investment Banks/Brokers (0.7%)
110	Bear Stearns Cos. LLC (The)	6.40		10/02/17	117,808
155	Bear Stearns Cos. LLC (The)	7.25		02/01/18	174,039
45	Goldman Sachs Group, Inc. (The)	3.625		08/01/12	45,827
445	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	476,314
110	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	111,309
210	Merrill Lynch & Co., Inc. (Series MTN)	6.875		04/25/18	212,024
120	NYSE Euronext	4.80		06/28/13	125,615

					1,262,936

	Life/Health Insurance (0.1%)
20	MetLife, Inc.	6.75		06/01/16	21,551
40	MetLife, Inc.	7.717		02/15/19	45,317
90	MetLife, Inc. (Series A)	6.817		08/15/18	96,524

					163,392

	Major Banks (1.2%)
175	Bank of America Corp. (Series MTN)	5.65		05/01/18	167,199
295	Bank of America Corp.	5.75		12/01/17	283,688

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$40	Bank of America Corp.	7	.625%	06/01/19	$43,461
155	Bank of New York Mellon Corp. (Series MTN)	4.50		04/01/13	161,687
110	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	119,641
85	BB&T Corp.	6.85		04/30/19	91,071
50	Credit Suisse/New York NY (Series MTN) (Switzerland)	5.00		05/15/13	52,434
65	Credit Suisse/New York NY (Switzerland)	6.00		02/15/18	67,308
85	Credit Suisse Inc. (Switzerland)	5.125		08/15/15	88,486
225	HBOS PLC – 144A (a)	6.75		05/21/18	173,120
225	HSBC Finance Corp.	6.75		05/15/11	233,901
80	PNC Funding Corp.	6.70		06/10/19	86,436
25	State Street Corp.	4.30		05/30/14	25,396
500	Wells Fargo & Co.	5.625		12/11/17	508,343

					2,102,171

	Major Telecommunications (1.0%)
90	AT&T Corp.	8	.00(e)	11/15/31	112,039
275	AT&T Inc.	6.30		01/15/38	294,313
40	AT&T Inc.	6.55		02/15/39	44,564
95	Deutsche Telekom International Finance Corp. NV (Netherlands)	8	.75(e)	06/15/30	123,222
60	France Telecom S.A. (France)	8	.50(e)	03/01/31	81,694
65	SBC Communications, Inc.	6.15		09/15/34	67,170
80	Telecom Italia Capital S.A. (Luxembourg)	4.95		09/30/14	81,878
95	Telecom Italia Capital S.A. (Luxembourg)	6.999		06/04/18	105,014
65	Telecom Italia Capital S.A. (Luxembourg)	7.175		06/18/19	72,540
200	Telefonica Europe BV (Netherlands)	8.25		09/15/30	256,500
195	Verizon Communications Inc.	5.50		02/15/18	206,895
160	Verizon Communications Inc.	6.35		04/01/19	180,608
65	Verizon Communications Inc.	8.95		03/01/39	89,733
115	Verizon Wireless Capital LLC – 144A (a)	5.55		02/01/14	125,193

					1,841,363

	Managed Health Care (0.1%)
125	UnitedHealth Group Inc.	6.00		02/15/18	126,870
20	WellPoint Inc.	7.00		02/15/19	21,397

					148,267

	Marine Shipping (0.1%)
55	Union Pacific Corp.	6.125		02/15/20	59,700
130	Union Pacific Corp.	7.875		01/15/19	157,039

					216,739

	Media Conglomerates (0.4%)
145	News America Inc. – 144A (a)	6.90		03/01/19	164,478
55	Time Warner Cable Inc.	6.75		06/15/39	59,696

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$65	Time Warner Cable Inc.	8	.25%	04/01/19	$79,086
80	Time Warner Cable Inc.	8.75		02/14/19	99,440
60	Time Warner, Inc.	5.875		11/15/16	63,068
85	Time Warner, Inc.	7.70		05/01/32	94,380
100	Viacom, Inc.	6.875		04/30/36	105,461
65	Vivendi – 144A (a)	6.625		04/04/18	64,357

					729,966

	Medical Distributors (0.1%)
90	Omnicom Group Inc.	6.25		07/15/19	95,286

	Medical Specialties (0.0%)
35	Baxter International Inc.	5.375		06/01/18	37,011

	Motor Vehicles (0.1%)
85	Daimler Finance North American LLC	7.30		01/15/12	91,088
20	Daimler Finance North American LLC	8.50		01/18/31	22,082
105	Harley-Davison Funding Corp. – 144A (a)	6.80		06/15/18	99,151

					212,321

	Multi-Line Insurance (0.2%)
340	AIG SunAmerica Global Financing VI – 144A (a)	6.30		05/10/11	325,909
65	Allstate Corp.	7.45		05/16/19	73,579

					399,488

	Oil & Gas Pipelines (0.3%)
110	Enterprise Products Operating LLP	6.50		01/31/19	121,250
200	Kinder Morgan Energy Partners, L.P.	5.95		02/15/18	208,058
90	Plains All American Pipeline LP	6.70		05/15/36	91,055
35	Plains All American Pipeline LP	8.75		05/01/19	42,814

					463,177

	Oil & Gas Production (0.2%)
60	Apache Corp.	6.90		09/15/18	70,295
85	Devon Financing Corp. ULC (Canada)	7.875		09/30/31	104,926
80	EnCana Corp. (Canada)	5.90		12/01/17	85,769
10	EnCana Corp. (Canada)	6.50		05/15/19	11,292
150	XTO Energy Inc.	5.50		06/15/18	156,671

					428,953

	Oil Related (0.1%)
90	Transocean Inc. (Cayman Islands)	6.00		03/15/18	97,039

	Oilfield Services/Equipment (0.1%)
105	Weatherford International Ltd. (Switzerland))	6.00		03/15/18	106,934

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Other Metals/Minerals (0.0%)
$85	Rio Tinos Finance Ltd. (Australia)	6	.50%	07/15/18	$89,369

	Packaged Software (0.0%)
15	Oracle Corp.	5.75		04/15/18	16,534

	Pharmaceuticals: Major (0.6%)
15	AstraZeneca PLC (United Kingdom)	5.90		09/15/17	16,752
40	AstraZeneca PLC (United Kingdom)	6.45		09/15/37	46,662
35	Bristol-Myers Squibb Co.	5.45		05/01/18	37,469
35	GlaxoSmithKline Capital Inc.	5.65		05/15/18	38,062
40	GlaxoSmithKline Capital Inc.	6.375		05/15/38	46,210
160	Merck & Co., Inc.	5.00		06/30/19	166,448
110	Novartis Capital Corp.	4.125		02/10/14	114,838
240	Pfizer Inc.	6.20		03/15/19	272,040
200	Roche Holdings, Inc. – 144A (a)	6.00		03/01/19	222,211
20	Wyeth	5.45		04/01/17	21,192
90	Wyeth	6.45		02/01/24	100,618

					1,082,502

	Property/Casualty Insurers (0.4%)
100	ACE INA Holding Inc.	5.60		05/15/15	104,364
235	Berkshire Hathaway Finance Corp.	5.40		05/15/18	246,480
35	Chubb Corp. (The)	5.75		05/15/18	37,289
135	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	124,371
130	Xlliac Global Funding – 144A (a)	4.80		08/10/10	128,879

					641,383

	Railroads (0.1%)
40	Canadian National Railway Co. (Canada)	5.55		05/15/18	42,609
25	Canadian National Railway Co. (Canada)	5.55		03/01/19	26,789
100	Korea Railroad Corp. – 144A (Korea) (a)	5.375		05/15/13	98,504
80	Norfolk Southern Corp. – 144A (a)	5.75		01/15/16	83,951

					251,853

	Real Estate Investment Trusts (0.0%)
60	Simon Property Group, L.P.	6.75		05/15/14	62,127

	Regional Banks (0.1%)
100	U.S. Bancorp	4.20		05/15/14	102,254

	Restaurants (0.1%)
30	McDonald’s Corp.	5.00		02/01/19	31,325
75	Tricon Global Restaurants, Inc.	8.875		04/15/11	81,655
45	YUM! Brands, Inc.	6.25		03/15/18	47,842

					160,822

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Savings Banks (0.2%)
$135	Household Finance Corp.	6	.375%	10/15/11	$138,639
210	Sovereign Bancorp, Inc.	0.842		03/23/10	209,051

					347,690

	Services to the Health Industry (0.1%)
105	Medco Health Solutions, Inc.	7.125		03/15/18	118,297

	Steel (0.2%)
145	ArcelorMittal (Luxembourg)	6.125		06/01/18	140,282
140	ArcelorMittal (Luxembourg)	9.85		06/01/19	162,278

					302,560

	Telecommunication Equipment (0.0%)
40	Corning Inc.	6.625		05/15/19	43,443

	Tobacco (0.2%)
80	Altria Group Inc.	9.25		08/06/19	95,833
75	BAT International Finance PLC – 144A (United Kingdom) (a)	9.50		11/15/18	93,603
105	Phillip Morris International Inc.	5.65		05/16/18	111,906

					301,342

	Trucks/Construction/Farm Machinery (0.1%)
55	Caterpillar Finance Services Corp. (Series MTN)	4.90		08/15/13	56,730
20	Caterpillar Inc.	6.05		08/15/36	20,498
80	John Deere Capital Corp. (Series MTN)	5.75		09/10/18	84,382

					161,610

	Wireless Telecommunications (0.0%)
80	Vodafone Group PLC (United Kingdom)	5.625		02/27/17	85,037

	Total Corporate Bonds (Cost $21,088,682)				22,137,831

	Foreign Government Obligations (0.4%)
310	Federative Republic of Brazil (Brazil)	6.00		01/17/17	323,485
145	Italian Republic (Italy)	6.875		09/27/23	166,373
35	Republic of Peru (Peru)	7.125		03/30/19	38,115
146	United Mexican States (Mexico)	5.625		01/15/17	149,650

	Total Foreign Government Obligations (Cost $660,524)				677,623

	U.S. Government Agencies & Obligations (14.9%)
	Financial Conglomerates – FDIC Guaranteed (0.7%)
1,200	JPMorgan Chase & Co.	2.125		12/26/12	1,204,744

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	U.S. Government Agencies (2.4%)
	Federal Home Loan Mortgage Corp.
$930		4	.875%	06/13/18	$1,012,327
250		5.00		04/18/17	274,079
	Federal National Mortgage Assoc.
2,440		2.875		12/11/13	2,485,059
345		6.625		11/15/30	433,812

					4,205,277

	U.S. Government Obligations (11.8%)
	U.S. Treasury Bonds
1,900		3.50		02/15/39	1,642,613
190		4.375		02/15/38	191,841
2,000		6.00		02/15/26	2,418,124
	U.S. Treasury Notes
2,500		0.875		03/31/11	2,498,048
500		1.00		07/31/11	498,985
1,000		1.125		06/30/11	1,001,173
1,500		1.25		11/30/10	1,510,790
6,700		1.75		11/15/11	6,772,782
3,000		1.75		03/31/14	2,912,814
770		2.75		02/15/19	723,618
500		4.375		08/15/12	541,094

					20,711,882

	Total U.S. Government Agencies & Obligations
	(Cost $26,547,200)				26,121,903

	Asset-Backed Security (0.1%)
	Finance/Rental/Leasing
89	Capital Auto Receivables Assets Trust 2007-SN1 A3B (Cost $89,180)	0	.348(e)	07/15/10	89,092

	U.S. Government Agencies – Mortgage-Backed Securities (0.5%)
	Federal Home Loan Mortgage Corp.
14		7.50		06/01/11 – 08/01/11	15,458
	Federal National Mortgage Assoc.
226		7.00		03/01/12 – 07/01/32	247,451
226		7.50		01/01/24 – 08/01/32	250,784

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$170		8	.00%	05/01/25 – 02/01/32	$192,594
6		9.50		12/01/20	6,324

					697,153

	Government National Mortgage Assoc.
75		7.50		01/15/26 – 04/15/27	84,164
70		8.00		04/15/26 – 05/15/26	79,624

					163,788

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $810,489)				876,399

NUMBER OF
CONTRACTS

	Call Options Purchased (0.0%)
103	EURO$ 2YR MID-CRV FUTURES September/2009 @ 97.75 (Cost $79,863)				3,863

PRINCIPAL
AMOUNT IN
THOUSANDS

	Short-Term Investments (1.7%)
	U.S. Government Obligations (0.1%)
$150	U.S. Treasury Bills (c)(d) (Cost $149,890)	0	.245 – 0.27	11/12/09	149,892

NUMBER OF
SHARES (000)

	Investment Company (h) (1.6%)
2,893	Morgan Stanley Institutional Liquidity Funds –

	Money Market Portfolio – Institutional Class (Cost $2,892,759)				2,892,759

	Total Short-Term Investments (Cost $3,042,649)				3,042,651

	Total Investments (Cost $189,500,510) (f)(i)			99.9%	175,603,545

	Other Assets in Excess of Liabilities			0.01	237,876

	Total Written Options Outstanding (premium received $10,100)			0.0	(531)

	Net Assets			100.0%	$175,840,890

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

ADR	American Depositary Receipt.
FDIC	Federal Deposit Insurance Corporation.
MTN	Medium Term Note.
(a)	Resale is restricted to qualified institutional investors.
(b)	Non-income producing security.
(c)	A portion of this security has been physically segregated in connection with open futures contracts.
(d)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(e)	Floating Rate security, rate shown is the rate in effect at July 31, 2009.
(f)	Securities have been designated as collateral in connection with open futures, option and swap contracts.
(g)	Security with a total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(h)	See Note 6 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class.
(i)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,484,651 and the aggregate gross unrealized depreciation is $23,381,616 resulting in net unrealized depreciation of $13,896,965.

Options Written at July 31, 2009:

NUMBER OF		STRIKE	EXPIRATION
CONTRACTS	DESCRIPTION	PRICE	DATE	PREMIUM	VALUE
85	EURO$ 2YR MID-CRV FUTURES	$98.50	September 2009	$10,100	$531

Futures Contracts Open at July 31, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
22	Long	U.S. Treasury Notes 2 Year, September 2009	$4,764,719	$(446)
28	Long	U.S. Treasury Notes 5 Year, September 2009	3,230,719	4,627
7	Long	90 Day Euro$ March 2011	1,705,900	(2,699)
7	Long	90 Day Euro$ June 2011	1,700,300	(3,256)
7	Long	90 Day Euro$ September 2011	1,695,313	(3,712)
7	Long	90 Day Euro$ December 2011	1,690,500	(3,839)
21	Short	U.S. Treasury Notes 10 Year, September 2009	(2,462,906)	(9,730)
22	Short	U.S. Treasury Bonds 30 Year, September 2009	(2,618,000)	(68,425)

		Net Unrealized Depreciation		$(87,480)

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - July 31, 2009 (unaudited) continued

Credit Default Swap Contracts Open at July 31, 2009:

CREDIT
		NOTIONAL						RATING OF
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	UNREALIZED	UPFRONT		REFERENCE
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	(DEPRECIATION)	PAYMENTS	VALUE	OBLIGATION+
(unaudited)
Bank of America, N.A. Sealed Air Corp.	Buy	$40	1.12%	March 20, 2018	$(988)	—	$(988)	BB+

+	Credit Rating as issued by Standard & Poors.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements

Statement of Assets and Liabilities
July 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $185,806,842)	$172,079,182
Investment in affiliates, at value (cost $3,693,668)	3,524,363
Receivable for:
Investments sold	873,387
Interest	573,944
Dividends	172,390
Shares of beneficial interest sold	12,862
Interest and dividends from affiliates	5,180
Foreign withholding taxes reclaimed	3,973
Prepaid expenses and other assets	55,421

Total Assets	177,300,702

Liabilities:
Unrealized depreciation on open swap contracts	988
Written options outstanding, at value (premium received $10,100)	531
Payable for:
Investments purchased	988,884
Shares of beneficial interest redeemed	144,361
Distribution fee	96,915
Investment advisory fee	72,930
Variation margin	26,942
Administration fee	11,376
Accrued expenses and other payables	116,885

Total Liabilities	1,459,812

Net Assets	$175,840,890

Composition of Net Assets:
Paid-in-capital	$228,952,718
Net unrealized depreciation	(13,975,864)
Accumulated undistributed net investment income	280,826
Accumulated net realized loss	(39,416,790)

Net Assets	$175,840,890

Class A Shares:
Net Assets	$75,282,623
Shares Outstanding (unlimited authorized, $.01 par value)	6,960,386
Net Asset Value Per Share	$10.82

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$11.42

Class B Shares:
Net Assets	$47,422,829
Shares Outstanding (unlimited authorized, $.01 par value)	4,377,375
Net Asset Value Per Share	$10.83

Class C Shares:
Net Assets	$52,999,427
Shares Outstanding (unlimited authorized, $.01 par value)	4,892,505
Net Asset Value Per Share	$10.83

Class I Shares:
Net Assets	$136,011
Shares Outstanding (unlimited authorized, $.01 par value)	12,592
Net Asset Value Per Share	$10.80

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements continued

Statement of Operations
For the six months ended July 31, 2009 (unaudited)

Net Investment Income:
Income
Interest	$1,006,145
Dividends (net of $74,504 foreign withholding tax)	1,537,414
Interest and dividends from affiliates	17,566

Total Income	2,561,125

Expenses
Investment advisory fee	430,417
Distribution fee (Class A shares)	84,679
Distribution fee (Class B shares)	239,824
Distribution fee (Class C shares)	248,563
Shareholder reports and notices	90,881
Transfer agent fees and expenses	85,384
Administration fee	66,218
Professional fees	56,631
Registration fees	20,606
Custodian fees	9,998
Trustees’ fees and expenses	1,882
Other	27,318

Total Expenses	1,362,401

Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(4,457)

Net Expenses	1,357,944

Net Investment Income	1,203,181

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(16,218,125)
Futures contracts	172,131
Options written	7,941
Swap contracts	(97,709)
Foreign currency translation	608

Net Realized Loss	(16,135,154)

Change in Unrealized Appreciation/Depreciation on:
Investments	38,700,370
Investments in affiliates	(169,305)
Futures contracts	(37,895)
Options written	(274)
Swap contracts	20,603

Net Change in Unrealized Appreciation/Depreciation	38,513,499

Net Gain	22,378,345

Net Increase	$23,581,526

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31, 2009	JANUARY 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,203,181	$5,045,458
Net realized loss	(16,135,154)	(20,578,294)
Net change in unrealized appreciation/depreciation	38,513,499	(65,900,903)

Net Increase (Decrease)	23,581,526	(81,433,739)

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(942,602)	(2,636,621)
Class B shares	(476,279)	(1,786,930)
Class C shares	(499,541)	(1,557,010)
Class I shares	(1,937)	(11,869)
Net realized gain
Class A shares	—	(1,773,758)
Class B shares	—	(1,764,357)
Class C shares	—	(1,486,425)
Class I shares	—	(8,270)

Total Dividends and Distributions	(1,920,359)	(11,025,240)

Net decrease from transactions in shares of beneficial interest	(22,527,966)	(69,315,884)

Net Decrease	(866,799)	(161,774,863)
Net Assets:
Beginning of period	176,707,689	338,482,552

End of Period (Including accumulated undistributed net investment income of $280,826 and $998,004, respectively)	$175,840,890	$176,707,689

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is capital growth with reasonable current income. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) credit default swaps are marked-to-market daily based upon quotations from market makers; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The price provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, forgoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combines the purchase or sale of a bond/note with an interest rate swap) (“swaps”) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four-year period ended January 31, 2009, remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through September 25, 2009, the date of issuance of these financial statements.
2. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective February 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
		UNADJUSTED QUOTED PRICE	SIGNIFICANT	SIGNIFICANT
		IN ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Common Stocks
Aerospace & Defense	$1,478,755	$1,478,755	—	—
Air Freight/Couriers	895,488	895,488	—	—
Apparel/Footwear Retail	726,240	726,240	—	—
Auto Parts: O.E.M	1,009,842	1,009,842	—	—
Beverages: Non-Alcoholic	623,997	623,997	—	—
Cable/Satellite TV	3,380,007	3,380,007	—	—
Casino/Gaming	0	0	$0	$0
Chemicals: Major Diversified	2,675,053	2,675,053	—	—
Computer Communications	2,370,037	2,370,037	—	—
Computer Peripherals	312,646	312,646	—	—
Computer Processing Hardware	2,482,043	2,482,043	—	—
Department Stores	1,189,305	1,189,305	—	—
Drugstore Chains	1,524,555	1,524,555	—	—
Electric Utilities	5,624,090	5,624,090	—	—
Electronic Equipment/Instruments	1,574,316	1,574,316	—	—
Electronic Production Equipment	1,723,544	1,723,544	—	—
Electronics/Appliances	1,945,457	1,945,457	—	—
Financial Conglomerates	7,715,809	7,715,809	—	—
Food: Major Diversified	1,490,832	1,490,832	—	—
Food: Specialty/Candy	3,394,402	3,394,402	—	—
Home Improvement Chains	2,941,596	2,941,596	—	—
Household/Personal Care	1,511,167	1,511,167	—	—

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
		UNADJUSTED QUOTED PRICE	SIGNIFICANT	SIGNIFICANT
		IN ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Industrial Conglomerates	$7,392,972	$7,392,972	—	—
Insurance Brokers/Services	4,116,876	4,116,876	—	—
Integrated Oil	8,177,381	8,177,381	—	—
Investment Banks/Brokers	1,802,368	1,802,368	—	—
Investment Managers	281,680	281,680	—	—
Major Banks	5,152,143	5,152,143	—	—
Major Telecommunications	3,194,012	3,194,012	—	—
Media Conglomerates	6,003,527	6,003,527	—	—
Medical Distributors	995,670	995,670	—	—
Medical Specialties	2,982,573	2,982,573	—	—
Miscellaneous Commercial Services	123,382	123,382	—	—
Miscellaneous Manufacturing	1,244,766	1,244,766	—	—
Motor Vehicles	839,884	839,884	—	—
Oil & Gas Production	7,305,045	7,305,045	—	—
Oilfield Services/Equipment	1,878,525	1,878,525	—	—
Other Consumer Services	3,543,225	3,543,225	—	—
Packaged Software	320,413	320,413	—	—
Personnel Services	1,698,605	1,698,605	—	—
Pharmaceuticals: Major	7,940,690	7,940,690	—	—
Precious Metals	2,857,517	2,857,517	—	—
Property/Casualty Insurers	4,837,571	4,837,571	—	—
Regional Banks	352,922	352,922	—	—
Restaurants	1,369,184	1,369,184	—	—
Semiconductors	1,654,071	1,654,071	—	—

Total Common Stocks	122,654,183	122,654,183	0	0

Asset-Backed Security	89,092	—	$89,092	—
Corporate Bonds	22,137,831	—	22,137,831	—
Foreign Government Obligations	677,623	—	677,623	—
U.S. Government Agencies-Mortgage-Backed Securities	876,399	—	876,399	—
U.S. Government Agencies & Obligations	26,121,903	—	26,121,903	—
Short-Term Investments
U.S. Government Obligations	149,892	—	149,892	—
Investment Company	2,892,759	2,892,759	—	—

Total Short-Term Investments	3,042,651	2,892,759	149,892	—

Futures	4,627	4,627	—	—
Options	3,863	3,863	—	—

Total	$175,608,172	$125,555,432	$50,052,740	$0

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
		UNADJUSTED QUOTED PRICE	SIGNIFICANT	SIGNIFICANT
		IN ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Liabilities:
Credit Default Swaps	$(988)	—	$(988)	—
Futures	(92,107)	$(92,107)	—	—
Options	(531)	(531)	—	—

Total	$(93,626)	$(92,638)	$(988)	—

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

INVESTMENTS IN
SECURITIES
Beginning Balance	$176,041
Net purchases (sales)	(268,083)
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	210,830
Realized gains (losses)	(118,788)

Ending Balance	$0

Net change in unrealized appreciation/depreciation from investments still held as of July 31, 2009	—

As of July 31, 2009, the Fund held one level 3 security with a value of $0 for the entire period.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the prevision of FSP 157-4 as of July 31, 2009 and it did not have a material impact on the Fund’s financial statements.
3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contact. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as result of the potential inability of the counterparties to meet the term of their contracts.

Summarized below are specific types of financial instruments used by the Fund.

Futures  The Fund may purchase and sell interest rate, swap and Eurodollar futures to facilitate trading; increase or decrease Fund’s market exposure, seek higher investment returns, or to protect against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in value of the underlying securities. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the term of their contracts.

Transactions in futures contracts for the six months ended July 31, 2009, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	38
Futures opened	477
Futures closed	(394)

Futures, outstanding at end of the period	121

Options  For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risk may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

Transactions in options for the six months ended July 31, 2009 were as follows:

	NUMBER OF
	CONTRACTS	COST
Options purchased, outstanding at beginning of the period	103	$79,863
Options purchased	—	—
Options closed	—	—

Options purchased, outstanding at end of the period	103	$79,863

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

	NUMBER OF
	CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	103	$24,224
Options written	54	5,257
Options closed	(72)	(19,381)

Options written, outstanding at end of the period	85	$10,100

Swaps  The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) (“swaps”) and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio position and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of correlation and manage risk. Suck risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

Transactions in swap contracts for the six months ended July 31, 2009, were as follows:

NOTIONAL
AMOUNT
(000’S)
Swap outstanding at beginning of the period	$105,729
Swap opened	4,045
Swap closed	(109,734)

Swap outstanding at end of the period	$40

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understanding how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31, 2009.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$4,627†	Variation margin	$(92,107)†
	Options purchased		Written options
	Investment, at value	3,863	outstanding	(531)
Credit Risk	Unrealized appreciation on open swap contracts	—	Unrealized depreciation on open swap contracts	(988)

		$8,490		$(93,626)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended July 31, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
		OPTIONS	OPTIONS
PRIMARY RISK EXPOSURE	FUTURES	PURCHASED	WRITTEN	SWAPS
Interest Rate Risk	$172,131	—	$7,941	$(125,379)
Credit Risk	—	—	—	27,670

	$172,131	—	$7,941	$(97,709)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
		OPTIONS	OPTIONS
PRIMARY RISK EXPOSURE	FUTURES	PURCHASED	WRITTEN	SWAPS
Interest Rate Risk	$(37,895)	$(45,706)	$(274)	$64,624
Credit Risk	—	—	—	(44,021)

	$(37,895)	$(45,706)	$(274)	$20,603

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,154,498 at July 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended July 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended July 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $572, $36,806 and $430, respectively and received $5,113 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended July 31, 2009, advisory fees paid were reduced by $4,457 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “interest and dividends from affiliates” in the Statement of Operations and totaled $11,223 for the six months ended July 31, 2009. During the six months ended July 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $29,006,489 and $37,141,110, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the six months ended July 31, 2009 aggregated $44,056,434 and $59,710,825, respectively. Included in the aforementioned are purchases and sales/prepayments/maturities of U.S. Government securities in the amount of $15,675,434 and $18,889,475, respectively.

For the six months ended July 31, 2009, the Fund had transactions in Mitsubishi UFJ Financial Group, Inc. and Citigroup, Inc., both affiliates of the Investment Adviser, Administrator and Distributor:

			NET REALIZED
	PURCHASES	SALES	GAIN (LOSS)	INCOME	VALUE
Citigroup, Inc. (June 1, 2009@@ – July 31, 2009)	—	—	—	$4,346	$369,338
Mitsubishi UFJ Financial Group, Inc.	—	—	—	1,997	262,266

Total	—	—	—	$6,343	$631,604

@@	Date on which Citigroup, Inc. became an affiliate.

For the six months ended July 31, 2009, the Fund incurred brokerage commissions of $4,784 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JULY 31, 2009		JANUARY 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	498,224	$4,856,445	895,581	$10,524,475
Conversion from Class B	85,458	846,634	248,091	3,099,433
Reinvestment of dividends & distributions	96,156	911,649	352,613	4,295,287
Redeemed	(1,030,498)	(9,806,141)	(2,495,647)	(29,739,132)

Net decrease – Class A	(350,660)	(3,191,413)	(999,362)	(11,819,937)

CLASS B SHARES
Sold	60,599	582,810	285,153	3,584,727
Conversion to Class A	(85,306)	(846,634)	(247,853)	(3,099,433)
Reinvestment of dividends	47,495	449,089	278,392	3,427,319
Redeemed	(1,362,034)	(13,083,142)	(3,556,143)	(42,492,441)

Net decrease – Class B	(1,339,246)	(12,897,877)	(3,240,451)	(38,579,828)

CLASS C SHARES
Sold	69,223	666,143	145,830	1,708,340
Reinvestment of dividends	51,619	488,558	244,229	2,995,721
Redeemed	(800,077)	(7,575,904)	(1,979,669)	(23,410,723)

Net decrease – Class C	(679,235)	(6,421,203)	(1,589,610)	(18,706,662)

CLASS I SHARES
Sold	34	330	9,277	118,058
Reinvestment of dividends	188	1,783	1,577	19,460
Redeemed	(2,055)	(19,586)	(31,260)	(346,975)

Net decrease – Class I	(1,833)	(17,473)	(20,406)	(209,457)

Net decrease in Fund	(2,370,974)	$(22,527,966)	(5,849,829)	$(69,315,884)

8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
9. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the six months ended July 31, 2009, the Fund did not have an expense offset.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of January 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), mark-to-market of open futures and options contracts, capital loss deferrals on wash sales and book amortization of premium on debt securities.
11. Accounting Pronouncements
In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of July 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

Morgan Stanley Balanced Fund
Notes to Financial Statements - July 31, 2009 (unaudited) continued

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley Balanced Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2009		2009	2008	2007	2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.49		$13.83	$14.89	$14.57	$13.76	$12.98

Income (loss) from investment operations:
Net investment income (1)	0.09		0.29	0.32	0.30	0.24	0.21
Net realized and unrealized gain (loss)	1.38		(4.06)	(0.35)	1.20	1.21	0.79

Total income (loss) from investment operations	1.47		(3.77)	(0.03)	1.50	1.45	1.00

Less dividends and distributions from:
Net investment income	(0.14)		(0.34)	(0.35)	(0.29)	(0.27)	(0.22)
Net realized gain	—		(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.14)		(0.57)	(1.03)	(1.18)	(0.64)	(0.22)

Net asset value, end of period	$10.82		$9.49	$13.83	$14.89	$14.57	$13.76

Total Return(2)	15.64%(6)		(28.15)%	(0.42)%	10.54%	10.99%	7.80%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.20%(4	)(7)	1.09%(4)	1.04%(4)	1.14%	1.13%	1.13%
Net investment income	1.89%(4	)(7)	2.39%(4)	2.10%(4)	2.06%	1.70%	1.61%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.01%	0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$75,283		$69,354	$114,929	$125,180	$33,217	$7,017
Portfolio turnover rate	27%(6)		62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2009		2009	2008	2007	2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.50		$13.84	$14.90	$14.56	$13.75	$12.97

Income (loss) from investment operations:
Net investment income (1)	0.06		0.20	0.20	0.19	0.14	0.11
Net realized and unrealized gain (loss)	1.37		(4.07)	(0.35)	1.22	1.20	0.79

Total income (loss) from investment operations	1.43		(3.87)	(0.15)	1.41	1.34	0.90

Less dividends and distributions from:
Net investment income	(0.10)		(0.24)	(0.23)	(0.18)	(0.16)	(0.12)
Net realized gain	—		(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.10)		(0.47)	(0.91)	(1.07)	(0.53)	(0.12)

Net asset value, end of period	$10.83		$9.50	$13.84	$14.90	$14.56	$13.75

Total Return(2)	15.16%(6)		(28.71)%	(1.20)%	9.80%	10.12%	6.99%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4	)(7)	1.84%(4)	1.79%(4)	1.89%	1.89%	1.89%
Net investment income	1.14%(4	)(7)	1.64%(4)	1.35%(4)	1.31%	0.94%	0.85%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.01%	0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$47,423		$54,297	$123,951	$185,534	$84,568	$110,875
Portfolio turnover rate	27%(6)		62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2009		2009	2008	2007	2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.50		$13.84	$14.90	$14.57	$13.76	$12.98

Income (loss) from investment operations:
Net investment income (1)	0.06		0.20	0.20	0.19	0.14	0.11
Net realized and unrealized gain (loss)	1.37		(4.07)	(0.34)	1.21	1.20	0.79

Total income (loss) from investment operations	1.43		(3.87)	(0.14)	1.40	1.34	0.90

Less dividends and distributions from:
Net investment income	(0.10)		(0.24)	(0.24)	(0.18)	(0.16)	(0.12)
Net realized gain	—		(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.10)		(0.47)	(0.92)	(1.07)	(0.53)	(0.12)

Net asset value, end of period	$10.83		$9.50	$13.84	$14.90	$14.57	$13.76

Total Return(2)	15.18%(6)		(28.70)%	(1.19)%	9.75%	10.15%	6.98%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4	)(7)	1.84%(4)	1.79%(4)	1.89%	1.89%	1.87%
Net investment income	1.14%(4	)(7)	1.64%(4)	1.35%(4)	1.31%	0.94%	0.87%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.01%	0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$52,999		$52,920	$99,121	$123,508	$81,339	$81,606
Portfolio turnover rate	27%(6)		62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2009		2009	2008	2007	2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.47		$13.82	$14.89	$14.56	$13.76	$12.97

Income (loss) from investment operations:
Net investment income (1)	0.10		0.33	0.36	0.34	0.28	0.24
Net realized and unrealized gain (loss)	1.38		(4.08)	(0.36)	1.21	1.19	0.80

Total income (loss) from investment operations	1.48		(3.75)	0.00	1.55	1.47	1.04

Less dividends and distributions from:
Net investment income	(0.15)		(0.37)	(0.39)	(0.33)	(0.30)	(0.25)
Net realized gain	—		(0.23)	(0.68)	(0.89)	(0.37)	—

Total dividends and distributions	(0.15)		(0.60)	(1.07)	(1.22)	(0.67)	(0.25)

Net asset value, end of period	$10.80		$9.47	$13.82	$14.89	$14.56	$13.76

Total Return(2)	15.82%(6)		(28.06)%	(0.23)%	10.89%	11.17%	8.14%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.95%(4	)(7)	0.84%(4)	0.79%(4)	0.89%	0.89%	0.89%
Net investment income	2.14%(4	)(7)	2.64%(4)	2.35%(4)	2.31%	1.94%	1.85%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.01%	0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$136		$137	$481	$2,181	$909	$1,083
Portfolio turnover rate	27%(6)		62%	64%	56%	52%	64%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

The Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of out integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third parties, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit the Sharing of Certain Types of Personal Information with Other Morgan Stanley Companies?
We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?
You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of share and to limit marketing offers, you may do so by:

•	Calling us at 800.350.6414 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more that one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the direction stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the about Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Balanced Fund

Semiannual
Report

July 31, 2009

BGRSAN
IU09-03990P-Y07/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Balanced Fund
/s/ Randy Takian

Randy Takian
Principal Executive Officer
September 17, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian

Randy Takian
Principal Executive Officer
September 17, 2009
/s/ Francis Smith

Francis Smith
Principal Financial Officer
September 17, 2009

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